                                                                     EXHIBIT 4.3

                          TRANSOCEAN SEDCO FOREX INC.

                             OFFICERS' CERTIFICATE
                             ---------------------

          The undersigned, Robert L. Long and Eric B. Brown, do hereby certify that they are the duly appointed and acting Executive Vice President and Chief Financial Officer and Senior Vice President, General Counsel and Corporate Secretary, respectively, of Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"). Each of the undersigned also hereby certifies, pursuant to Sections 103 and 301 of the Indenture dated as of April 15, 1997, between Transocean Offshore Inc. ("Transocean-Delaware"), a Delaware corporation and a predecessor of the Company, and The Chase Manhattan Bank (formerly known as Texas Commerce Bank National Association) (the "Trustee"), as supplemented by the First Supplemental Indenture between Transocean-Delaware and the Trustee, dated as of April 15, 1997, the Second Supplemental Indenture among Transocean Offshore (Texas) Inc., a Texas corporation and a predecessor of the Company, the Company and the Trustee, dated as of May 14, 1999, and the Third Supplemental Indenture between the Company and the Trustee, dated as of May 24, 2000 (such Indenture, as supplemented by the First Supplemental Indenture, Second Supplemental Indenture and Third Supplemental Indenture, the "Indenture"), that:

          A. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on February 8, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 6.625% Notes due April 15, 2011 ("6.625% Notes").

          B. There is hereby established pursuant to resolutions duly adopted by the Board of Directors of the Company on February 8, 2001 (a copy of such resolutions being attached hereto as Exhibit A) a series of Securities (as that term is defined in the Indenture) to be issued under the Indenture designated 7.500% Notes due April 15, 2031 ("7.500% Notes").

          C. The terms and form of the 6.625% Notes shall be as set forth in Exhibit B and Exhibit C, respectively.

          D. The terms and form of the 7.500% Notes shall be as set forth in Exhibit D and Exhibit E, respectively.

          E. Each of the undersigned has read the provisions of Section 301 and 303 of the Indenture and the definitions relating thereto and the resolutions adopted by the Board of Directors of the Company referred to above. In the opinion of each of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the 6.625% Notes and the 7.500% Notes have been complied with.

          F. In the opinion of each of the undersigned, all such conditions precedent have been complied with.

          IN WITNESS WHEREOF, the undersigned have hereunto executed this Certificate as of April 5, 2001.


                              /s/ ROBERT L. LONG
                              _____________________________________
                              Robert L. Long
                              Executive Vice President and
                              Chief Financial Officer


                              /s/ ERIC B. BROWN
                              _____________________________________
                              Eric B. Brown
                              Senior Vice President, General Counsel and
                              Corporate Secretary

                                                                       EXHIBIT B

                          TRANSOCEAN SEDCO FOREX INC.

                        6.625% Notes due April 15, 2011

        1. The title of the Securities of the series shall be "6.625% Notes due April 15, 2011" (the "Notes").

        2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $700,000,000.

        3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

        4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2011.

        5. The rate at which each of the Notes shall bear interest shall be 6.625% per annum. The date from which interest shall accrue for each of the Notes shall be April 5, 2001. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on October 15, 2001. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

        6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in Houston, Texas and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

        7. The Notes may be redeemed at any time, at the option of the Company, in whole or from time to time in part, on a date fixed by the Company for such redemption (the "Redemption Date") at a price (the "Redemption Price") equal to the greater of:

        (a) 100 percent of the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date, and

        (b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed (assuming for this purpose that the Notes remained outstanding to maturity), discounted to the Redemption Date in accordance with standard market practice (on a semiannual compounding basis and assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate referred to below plus 25 basis points.

        The Treasury Dealer referred to below will determine the Redemption Price and its determination will be final and binding, absent manifest error.

        For purposes of calculating the Redemption Price in connection with the redemption of Notes of this series on any Redemption Date, the following terms have the meanings set forth below:

        "Treasury Rate" means the semiannual equivalent yield to maturity of the Treasury Security referred to below that corresponds to the Treasury Price referred to below (calculated in accordance with standard market practice and computed as of the second trading day preceding the Redemption Date).

        "Treasury Security" means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Notes being redeemed in a tender offer based on a spread to United States Treasury yields.

        "Treasury Price" means the bid-side price for the Treasury Security as of the third trading day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," except that:

        (a) if that release (or any successor release) is not published or does not contain that price information on that trading day, or

        (b) if that price information is not reasonably reflective (as determined by the treasury dealer) of the actual bid-side price for the Treasury Security prevailing at 3:30 p.m. on that trading day, then "Treasury Price" will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances.

        "Treasury Dealer" means Goldman, Sachs & Co. (or its successor) or, if Goldman, Sachs & Co. (or its successor) refuses to act as treasury dealer for these purposes or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.

        8. The Notes shall not be entitled to the benefit of any sinking fund or other mandatory redemption provision.

        9. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 9. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

        (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or (B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

        (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

        (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

        (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

        (5) any combination of (1) through (4).

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

        10. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

        11. Section 403 of the Indenture shall be applicable to the Notes.

        12. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit C to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

        13. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

        14. (i) Except as permitted by the following paragraphs (ii) and (iii), each certificate evidencing the Notes shall bear a legend (the "Private Placement Legend") substantially in the following form:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

     In addition, each certificate evidencing Book-Entry Notes shall bear the legend set forth on the face of the Form of Note attached as Exhibit C to the Officers' Certificate to which this Exhibit is attached.

        (ii) Upon any sale or transfer of a Registrable Security (as defined in the Exchange and Registration Rights Agreement dated as of April 5, 2001 (the "Registration Rights Agreement") between the Company and Goldman, Sachs & Co., as representatives of the several Purchasers named therein), including any Registrable Security in the form of a Book-Entry Security, pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or an effective registration statement under the Securities Act, which shall be certified to the Trustee and Security Registrar upon which each may conclusively rely:

        (a) in the case of any Registrable Security in definitive form, the Security Registrar shall permit the Holder thereof to exchange such Registrable Security for a Note in definitive form that does not bear the Private Placement Legend and rescind any restriction on the transfer of such Registrable Security; and

        (b) in the case of any Registrable Security in the form of a Book-Entry Note, such Registrable Security shall not be required to bear the Private Placement Legend if all other interests in such Book-Entry Security have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Registrable Security shall continue to be subject to the provisions of Sections 204 and 305 of the Indenture and this paragraph 14.

        (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer (as defined in the Registration Rights Agreement), the Company shall issue and, upon receipt of an authentication order in accordance with Section 303 of the Indenture, the Trustee shall authenticate Notes ("Exchange Notes") in exchange for Notes accepted for exchange in the Exchange Offer, which Exchange Notes shall not bear the Private Placement Legend, and the Security Registrar shall rescind any restriction on the transfer of such Exchange Notes, in each case unless the Holder of Notes accepted for exchange in the Registered Exchange Offer is either (A) a broker-dealer tendering Notes acquired directly from the Company, (B) a Person (as defined in the Indenture) participating in the Exchange Offer for purposes of distributing the Exchange Notes or (C) a Person who is an "affiliate" (as defined in Rule 144 under the Securities Act) of the Company. The Company shall identify to the Trustee such Holders of the Notes in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

        15. In addition to the requirements set forth in Section 305 of the Indenture, Notes in definitive form that are Registrable Securities presented or surrendered for registration of transfer or exchange pursuant to Section 305 of the Indenture shall be accompanied, if the Company or the Trustee so request, by certifications from the Holder (which certifications shall be based upon an opinion of counsel if the Company or the Trustee so request) to the following effect, upon which the Security Registrar may conclusively rely:

        (a) such Registrable Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer; or

        (b) such Registrable Securities are being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or (3) pursuant to an effective registration statement under the Securities Act; or

        (c) such Registrable Securities are being transferred pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act.

The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 305 of the Indenture and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer substantially comparable to those set forth therein and herein to the extent such restrictions are required by the Securities Act.

                                                                       EXHIBIT C



                           [FORM OF GLOBAL SECURITY]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                                  6.625% NOTE
                              DUE APRIL 15, 2011

                          TRANSOCEAN SEDCO FOREX INC.

Issue Date: April 5, 2001                               Maturity: April 15, 2011

Principal Amount:  $_________________________           CUSIP: _________________

Registered: No. R-

     Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns, the principal sum of _____________ ($___________) on April 15, 2011 and to pay
interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

     Payment of the principal of and interest and Tax Additional Amounts, if any, on this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

     Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                TRANSOCEAN SEDCO FOREX INC.



                                                By: ___________________________
                                                    Name:
                                                    Title:

Attest:



Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                THE CHASE MANHATTAN BANK,
                                                as Trustee


                                                _______________________________
                                                Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                          TRANSOCEAN SEDCO FOREX INC.

                         6.625% NOTE DUE APRIL 15, 2011

     This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 15, 1997, as amended by the First Supplemental Indenture thereto, dated as of April 15, 1997, the Second Supplemental Indenture thereto, dated as of May 14, 1999 and the Third Supplemental Indenture thereto, dated as of May 24, 2000 (as so amended, herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), or their respective predecessors, as applicable, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $700,000,000.

INTEREST

     The rate at which this Global Security shall bear interest shall be 6.625% per annum. The date from which interest shall accrue for this Global Security shall be April 5, 2001. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on October 15, 2001. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

     The Securities of this series may be redeemed at any time, at the option of the Company, in whole or from time to time in part, on a date fixed by the Company for such redemption (the "Redemption Date") and at a price (the "Redemption Price") equal to the greater of:

     (a) 100 percent of the principal amount of the Securities being redeemed plus accrued interest to the Redemption Date, and

     (b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities being redeemed (assuming for this purpose that the Securities remained outstanding to maturity), discounted to the Redemption Date in accordance with standard market practice (on a semiannual compounding basis and assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate referred to below plus 25 basis points.

     The Treasury Dealer referred to below will determine the Redemption Price and its determination will be final and binding, absent manifest error.

     For purposes of calculating the Redemption Price in connection with the redemption of Securities of this series on any Redemption Date, the following terms have the meanings set forth below:

     "Treasury Rate" means the semiannual equivalent yield to maturity of the Treasury Security referred to below that corresponds to the Treasury Price referred to below (calculated in accordance with standard market practice and computed as of the second trading day preceding the Redemption Date).

     "Treasury Security" means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Securities being redeemed in a tender offer based on a spread to United States Treasury yields.

     "Treasury Price" means the bid-side price for the Treasury Security as of the third trading day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," except that:

     (a) if that release (or any successor release) is not published or does not contain that price information on that trading day, or

     (b) if that price information is not reasonably reflective (as determined by the Treasury Dealer) of the actual bid-side price for the Treasury Security prevailing at 3:30 p.m. on that trading day, then "Treasury Price" will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances.

     "Treasury Dealer" means Goldman, Sachs & Co. (or its successor) or, if Goldman, Sachs & Co. (or its successor) refuses to act as treasury dealer for these purposes or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Securities or portions thereof called for redemption.

     In the event of redemption of this Global Security in part only, a new Global Security or Global Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

TAX ADDITIONAL AMOUNTS

     The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

        (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

        (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

        (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

        (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

        (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

     Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

          (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

     When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

     No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

     In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

DEFINITIONS

     All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

                                                                       EXHIBIT D

                          TRANSOCEAN SEDCO FOREX INC.

                        7.500% Notes due April 15, 2031

        1. The title of the Securities of the series shall be "7.500% Notes due April 15, 2031" (the "Notes").

        2. The limit upon the aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) is $600,000,000.

        3. Interest on the Notes shall be payable to the persons in whose name the Notes are registered at the close of business on the Regular Record Date (as defined in the Indenture) for such interest payment.

        4. The date on which the principal of the Notes is payable, unless accelerated pursuant to the Indenture, shall be April 15, 2031.

        5. The rate at which each of the Notes shall bear interest shall be 7.500% per annum. The date from which interest shall accrue for each of the Notes shall be April 5, 2001. The Interest Payment Dates on which interest on the Notes shall be payable are April 15 and October 15, commencing on October 15, 2001. The Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

        6. The place or places where the principal of and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices may be given to the Company in respect of the Notes is at the office of the Trustee in Houston, Texas and at the agency of the Trustee maintained for that purpose at the office of the Trustee; provided that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in the Indenture) or by wire transfer of immediately available funds to the accounts specified by the Holder (as defined in the Indenture) of such Notes.

        7. The Notes may be redeemed at any time, at the option of the Company, in whole or from time to time in part, on a date fixed by the Company for such redemption (the "Redemption Date") at a price (the "Redemption Price") equal to the greater of:

        (a) 100 percent of the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date, and

        (b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes being redeemed (assuming for this purpose that the Notes remained outstanding to maturity), discounted to the Redemption Date in accordance with standard market practice (on a semiannual compounding basis and assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate referred to below plus 35 basis points.

        The Treasury Dealer referred to below will determine the Redemption Price and its determination will be final and binding, absent manifest error.

        For purposes of calculating the Redemption Price in connection with the redemption of Notes of this series on any Redemption Date, the following terms have the meanings set forth below:

          "Treasury Rate" means the semiannual equivalent yield to maturity of the Treasury Security referred to below that corresponds to the Treasury Price referred to below (calculated in accordance with standard market practice and computed as of the second trading day preceding the Redemption
     Date).

          "Treasury Security" means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Notes being redeemed in a tender offer based on a spread to United States Treasury yields.

          "Treasury Price" means the bid-side price for the Treasury Security as of the third trading day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," except that:

        (a) if that release (or any successor release) is not published or does not contain that price information on that trading day, or

        (b) if that price information is not reasonably reflective (as determined by the treasury dealer) of the actual bid-side price for the Treasury Security prevailing at 3:30 p.m. on that trading day, then "Treasury Price" will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances.

          "Treasury Dealer" means Goldman, Sachs & Co. (or its successor) or, if Goldman, Sachs & Co. (or its successor) refuses to act as treasury dealer for these purposes or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.

        8. The Notes shall not be entitled to the benefit of any sinking fund or other mandatory redemption provision.

        9. Additional Amounts (as defined in the Indenture) with respect to the Notes shall be payable in accordance with the Indenture and the provisions of this paragraph 9. The Company agrees that any amounts to be paid by the Company hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as the case may be, in order that the amounts received by the Holder of the Note, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and the Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

          (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Note and the Indenture, or the enforcement of such Note or (B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

          (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

          (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption Price, and interest (if any);

          (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

          (5) any combination of (1) through (4).

     nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.

        10. The Notes shall be in fully registered form without coupons in denominations of $1,000 of principal amount thereof or any integral multiple thereof.

        11.  Section 403 of the Indenture shall be applicable to the Notes.

        12. The Notes will initially be issued in permanent global form, substantially in the form set forth in Exhibit E to the Officers' Certificate to which this Exhibit is attached (the "Global Securities"), as a Book-Entry Security. Each Global Security shall represent such of the Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Notes from time to time endorsed thereon and that the aggregate amount of Notes represented thereby may from time to time be reduced to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount, or any increase or decrease in the amount, of Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having the beneficial interest in the Global Security.

        13. The Company initially appoints the Trustee to act as Paying Agent with respect to the Notes.

        14. (i) Except as permitted by the following paragraphs (ii) and (iii), each certificate evidencing the Notes shall bear a legend (the "Private Placement Legend") substantially in the following form:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

     In addition, each certificate evidencing Book-Entry Notes shall bear the legend set forth on the face of the Form of Note attached as Exhibit E to the Officers' Certificate to which this Exhibit is attached.

          (ii) Upon any sale or transfer of a Registrable Security (as defined in the Exchange and Registration Rights Agreement dated as of April 5, 2001 (the "Registration Rights Agreement") between the Company and Goldman, Sachs & Co., as representatives of the several Purchasers named therein), including any Registrable Security in the form of a Book-Entry Security, pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or an effective registration statement under the Securities Act, which shall be certified to the Trustee and Security Registrar upon which each may conclusively rely:

          (a) in the case of any Registrable Security in definitive form, the Security Registrar shall permit the Holder thereof to exchange such Registrable Security for a Note in definitive form that does not bear the Private Placement Legend and rescind any restriction on the transfer of such Registrable Security; and

          (b) in the case of any Registrable Security in the form of a Book-Entry Note, such Registrable Security shall not be required to bear the Private Placement Legend if all other interests in such Book-Entry Security have been or are concurrently being sold or transferred pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act, but such Registrable Security shall continue to be subject to the provisions of Sections 204 and 305 of the Indenture and this paragraph 14.

          (iii) Notwithstanding the foregoing, upon consummation of the Exchange Offer (as defined in the Registration Rights Agreement), the Company shall issue and, upon receipt of an authentication order in accordance with Section 303 of the Indenture, the Trustee shall authenticate Notes ("Exchange Notes") in exchange for Notes accepted for exchange in the Exchange Offer, which Exchange Notes shall not bear the Private Placement Legend, and the Security Registrar shall rescind any restriction on the transfer of such Exchange Notes, in each case unless the Holder of Notes accepted for exchange in the Registered Exchange Offer is either (A) a broker-dealer tendering Notes acquired directly from the Company, (B) a Person (as defined in the Indenture) participating in the Exchange Offer for purposes of distributing the Exchange Notes or (C) a Person who is an "affiliate" (as defined in Rule 144 under the Securities
     Act) of the Company. The Company shall identify to the Trustee such Holders of the Notes in a written certification signed by an Officer of the Company and, absent certification from the Company to such effect, the Trustee shall assume that there are no such Holders.

        15. In addition to the requirements set forth in Section 305 of the Indenture, Notes in definitive form that are Registrable Securities presented or surrendered for registration of transfer or exchange pursuant to Section 305 of the Indenture shall be accompanied, if the Company or the Trustee so request, by certifications from the Holder (which certifications shall be based upon an opinion of counsel if the Company or the Trustee so request) to the following effect, upon which the Security Registrar may conclusively rely:

          (a) such Registrable Securities are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer; or

          (b) such Registrable Securities are being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act or (3) pursuant to an effective registration statement under the Securities Act; or

          (c) such Registrable Securities are being transferred pursuant to an exemption from registration in accordance with Rule 904 of Regulation S under the Securities Act.

     The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with
     Section 305 of the Indenture and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer substantially comparable to those set forth therein and herein to the extent such restrictions are required by the Securities Act.

                                                                       EXHIBIT E



                           [FORM OF GLOBAL SECURITY]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.


                                  7.500% NOTE
                              DUE APRIL 15, 2031

                          TRANSOCEAN SEDCO FOREX INC.

Issue Date: April 5, 2001                               Maturity: April 15, 2031

Principal Amount:$______________                        CUSIP:__________________


Registered: No. R-

     Transocean Sedco Forex Inc., a Cayman Islands exempted company limited by shares (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________, or registered assigns, the principal sum of _________ ($_______) on April 15, 2031 and to pay interest thereon and Tax Additional Amounts, if any, in immediately available funds as specified on the other side of this Security.

     Payment of the principal of and interest and Tax Additional Amounts, if any, on this Global Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest and Tax Additional Amounts, if any, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer of immediately available funds to the accounts designated to the Holder of this Security.

     Reference is hereby made to the further provisions of this Global Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                        TRANSOCEAN SEDCO FOREX INC.



                                        By:
                                           ----------------------------
                                        Name:
                                        Title:

Attest:


Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE CHASE MANHATTAN BANK,
                                        as Trustee


                                        -----------------------------
                                        Authorized Signature

                       [FORM OF REVERSE SIDE OF SECURITY]

                          TRANSOCEAN SEDCO FOREX INC.

                         7.500% NOTE DUE APRIL 15, 2031

     This Global Security is one of a duly authorized issue of senior securities of the Company (herein called the "Global Securities"), issued and to be issued in one or more series under an Indenture, dated as of April 15, 1997, as amended by the First Supplemental Indenture thereto, dated as of April 15, 1997, the Second Supplemental Indenture thereto, dated as of May 14, 1999 and the Third Supplemental Indenture thereto, dated as of May 24, 2000 (as so amended, herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), or their respective predecessors, as applicable, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Global Security is one of the series designated on the face hereof, limited in aggregate principal amount to $600,000,000.

INTEREST

     The rate at which this Global Security shall bear interest shall be 7.500% per annum. The date from which interest shall accrue for this Global Security shall be April 5, 2001. The Interest Payment Dates on which interest on this Global Security shall be payable are April 15 and October 15 of each year, commencing on October 15, 2001. The Regular Record Date for the interest payable on this Global Security on any Interest Payment Date shall be the April 1 or October 1, as the case may be, immediately preceding such interest payment date.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

OPTIONAL REDEMPTION

     The Securities of this series may be redeemed at any time, at the option of the Company, in whole or from time to time in part, on a date fixed by the Company for such redemption (the "Redemption Date") and at a price (the "Redemption Price") equal to the greater of:

     (a) 100 percent of the principal amount of the Securities being redeemed plus accrued interest to the Redemption Date, and

     (b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities being redeemed (assuming for this purpose that the Securities remained outstanding to maturity), discounted to the Redemption Date in accordance with standard market practice (on a semiannual compounding basis and assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate referred to below plus 35 basis points.

     The Treasury Dealer referred to below will determine the Redemption Price and its determination will be final and binding, absent manifest error.

     For purposes of calculating the Redemption Price in connection with the redemption of Securities of this series on any Redemption Date, the following terms have the meanings set forth below:

     "Treasury Rate" means the semiannual equivalent yield to maturity of the Treasury Security referred to below that corresponds to the Treasury Price referred to below (calculated in accordance with standard market practice and computed as of the second trading day preceding the Redemption Date).

     "Treasury Security" means the United States Treasury security that the Treasury Dealer determines would be appropriate to use, at the time of determination and in accordance with standard market practice, in pricing the Securities being redeemed in a tender offer based on a spread to United States Treasury yields.

     "Treasury Price" means the bid-side price for the Treasury Security as of the third trading day preceding the Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York on that trading day and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," except that:

     (a) if that release (or any successor release) is not published or does not contain that price information on that trading day, or

     (b) if that price information is not reasonably reflective (as determined by the Treasury Dealer) of the actual bid-side price for the Treasury Security prevailing at 3:30 p.m. on that trading day, then "Treasury Price" will instead mean the bid-side price for the Treasury Security at or around 3:30 p.m., New York City time, on that trading day (expressed on a next trading day settlement basis) as determined by the Treasury Dealer through such alternative means as the Treasury Dealer considers to be appropriate under the circumstances.

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

     "Treasury Dealer" means Goldman, Sachs & Co. (or its successor) or, if Goldman, Sachs & Co. (or its successor) refuses to act as treasury dealer for these purposes or ceases to be a primary U.S. Government securities dealer, another nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified by the Company for these purposes.

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 Principal Amount may be redeemed in part, but only in whole multiples of $1,000. On and after the Redemption Date, subject to the deposit with the Paying Agent of funds sufficient to pay the Redemption Price, interest ceases to accrue on Securities or portions thereof called for redemption.

     In the event of redemption of this Global Security in part only, a new Global Security or Global Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

TAX ADDITIONAL AMOUNTS

     The Company agrees that any amounts to be paid by the Company hereunder with respect to any Security shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, the Company will (subject to compliance by the Holder of such Security with any relevant administrative requirements) pay such additional amounts ("Tax Additional Amounts") in respect of principal amount, premiums (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as the case may be, in order that the amounts received by the Holder of the Security, after such deduction or withholding, shall equal the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Securities and the Indenture, as specified in such Securities to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

          (1) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of a Security (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Security or the collection of the respective amounts of principal, premium (if any), Redemption Price and interest (if any), in accordance with the terms of the Security and the Indenture, or the enforcement of such Security or (B) where presentation is required, such Security was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

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

          (2) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

          (3) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of the respective amounts of principal, premium (if any), Redemption Price and interest (if any);

          (4) any tax, levy, impost or charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Security, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge; or

          (5) any combination of (1) through (4);

nor shall any Tax Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security to the extent that a beneficiary or settlor with respect to such fiduciary, or a member of such partnership or a beneficial owner thereof, would not have been entitled to the payment of such Tax Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Security.

TRANSFER

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Global Security is registrable in the Security Register, upon surrender of this Global Security for registration or transfer at the office or agency in a Place of Payment for Securities of this series, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of any authorized denominations and for the same aggregate principal amount, executed by the Company and authenticated and delivered by the Trustee, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Global Security, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Global Security for registration of transfer, the Company, the Trustee or any agent of the Company or the Trustee may treat the Person in whose name this Global Security is registered as the owner hereof for all purposes, whether or not this Global Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

AMENDMENT, SUPPLEMENT AND WAIVER; LIMITATION ON SUITS

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Global Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Global Security.

     Subject to the right of the Holder of any Securities of this series to receive payment of the principal thereof (and premium, if any) and interest thereon and any Tax Additional Amounts with respect thereto, no Holder of the Securities of this series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless

          (1) an Event of Default with respect to the Securities of this series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SUCCESSOR CORPORATION

     When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation will (except in certain circumstances specified in the Indenture) be released from those obligations.

DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, all unpaid principal plus accrued interest through the acceleration date of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

DEFEASANCE

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Global Security or certain restrictive covenants and Events of Default with respect to this Global Security, in each case upon compliance with certain conditions set forth in the Indenture.

NO RECOURSE AGAINST OTHERS

     No recourse shall be had for the payment of the principal of or the interest, if any, on this Global Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or directory, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

INDENTURE TO CONTROL; GOVERNING LAW

     In the case of any conflict between the provisions of this Global Security and the Indenture, the provisions of the Indenture shall control.

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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DEFINITIONS

     All terms defined in the Indenture and used in this Global Security but not specifically defined herein are used herein as so defined.

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